Significant changes in the current reporting period	6 Months Ended
Dec. 31, 2021
Disclosure Of Significant Changes In Current Reporting Period [Abstract]
Significant changes in the current reporting period

2. Significant changes in the current reporting period

(i) Significant events

The financial position and performance of the Group was affected by the following event during the six months ended December 31, 2021.

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In November 2021, the Group refinanced its existing senior debt facility with a new US$90.0 million five-year facility provided by funds managed by Oaktree Capital Management, L.P. (“Oaktree”). The Group drew the first tranche of US$60.0 million on closing, with proceeds being used to repay the outstanding balance of the existing senior debt facility with Hercules Capital, Inc. Up to an additional US$30.0 million may be drawn on or before December 31, 2022, subject to certain milestones. The facility has a three-year interest only period, at a rate of 9.75% per annum, after which time 40% of the principal amortizes over two years and a final payment due no later than November 2026. The facility also allows the Group for the first two years to make quarterly payments of interest at a rate of 8.0% per annum, and any unpaid interest (1.75% per annum) will be added to the loan balance outstanding and shall accrue further interest at a rate of 9.75% per annum. Oaktree was also granted warrants to purchase 1,769,669 American Depositary Shares (ADSs) at US$7.26 per ADS, a 15% premium to the 30-day VWAP. The Group has determined that an obligation to issue the warrants has arisen from the time the debt facility was signed; consequently, a liability for the warrants has been recognized in November 2021. The warrants were legally issued on January 11, 2022 and may be exercised within 7 years of issuance.